Exhibit 3.1.2
ARTICLES OF INCORPORATION
OF
JDA SERVICES, INC.
ARTICLE I
Name
          The name of the corporation shall be JDA Services, Inc.
ARTICLE II
Purpose
          The purpose for which the corporation is organized is the transaction of any or all lawful business for which corporations may be incorporated under the laws of the State of Arizona, as such laws may be amended from time to time.
ARTICLE III
Initial Business
          The corporation initially intends to engage in and conduct the business of consulting services associated with the installation of computer hardware and software.
ARTICLE IV
Authorized Capital
          The corporation shall be authorized to issue one million (1,000,000) shares of common stock, with no par value, which the Board of Directors shall have authority to issue from time to time. Consideration for the corporation’s issuance of shares of its capital stock may be paid, in whole or in part, in cash or other property, whether tangible or intangible, or in labor or services actually performed for the corporation. Shares shall be deemed to be fully paid and nonassessable when the consideration for such shares is received by the corporation or any wholly owned subsidiary. The judgment of the Board of Directors as to the value of any property, services, right or thing acquired in exchange for capital stock of the corporation shall be final and conclusive. Neither promissory notes nor future services shall constitute consideration for issuance of capital stock of the corporation.

ARTICLE V
Statutory Agent
          The corporation hereby appoints Charles W. Whetstine, 101 North First Avenue, Suite 2600, Phoenix, Arizona 85003-1973, as statutory agent of the corporation.
ARTICLE VI
Place of Business
          The corporation’s known place of business shall be 5011 North Granite Reef Road, Scottsdale, Arizona 85253.
ARTICLE VII
The Board of Directors
          The business of the corporation shall be conducted by a board of not less than one (1) nor more than five (5) directors, none of whom need be shareholders. Within such limitation, the number of directors shall be fixed by the Bylaws. Directors shall be elected at the annual meeting of shareholders, and when so elected shall serve until the next annual meeting or until their successors are elected and qualified.
          Initially the Board of Directors shall be comprised of two (2) members. The following persons shall be the corporation’s directors until the first annual meeting of shareholders or until their successors are elected and qualified:
James D. Armstrong
5011 North Granite Reef Road
Scottsdale, Arizona 85253
Frederick M. Pakis
5011 North Granite Reef Road
Scottsdale, Arizona 85253
          Meetings of the Board of Directors shall be held at the times and in the manner prescribed by the corporation’s Bylaws. The Board of Directors of the corporation may take action either by meeting or without a meeting by unanimous consent of all directors.

A quorum at a meeting of the Board of Directors shall consist of a majority of directors then serving. The affirmative vote of a majority or greater of the directors present and voting at a meeting at which a quorum is present shall be required for the act of any of the directors.
ARTICLE VIII
Incorporators
          The names and addresses of the incorporators of the corporation are:
James D. Armstrong
5011 North Granite Reef Road
Scottsdale, Arizona 85253
Frederick M. Pakis
5011 North Granite Reef Road
Scottsdale, Arizona 85253
ARTICLE IX
Meetings of Shareholders
          The annual and other meetings of shareholders shall be held at such time and place, within or without the State of Arizona, as stated in or fixed in accordance with the Bylaws.
ARTICLE X
Corporate Existence
          The corporation shall have perpetual existence.
ARTICLE XI
Indemnification
          The corporation shall indemnify and hold harmless its incorporators, and each of its existing and former directors, and officers, to the fullest extent allowed by law for any and all acts or omissions done or omitted to be done while employed by, or acting on behalf of, the corporation. Without limiting the foregoing, a director shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except as otherwise provided by law.

/s/ James D. Armstrong	Dated: December 20, 1990
James D. Armstrong

/s/ Frederick M. Pakis	Dated: December 20, 1990
Frederick M. Pakis

CONSENT TO ACT AS STATUTORY AGENT
          I, Charles W. Whetstine, having been designated to act as Statutory Agent for JDA Services, Inc., hereby consent to act in that capacity until removed, or my resignation is submitted in accordance with the Arizona Revised Statutes.
          DATED: December 20, 1990.

/s/ Charles W. Whetstine
Charles W. Whetstine

ARTICLES OF MERGER
OF
SAVOY SOFTWARE, LTD.,
a Delaware corporation
AND
JDA IN-STORE SYSTEMS, INC.,
a Delaware corporation
MERGING INTO
JDA SERVICES, INC.,
an Arizona corporation
          THESE ARTICLES OF MERGER are adopted and shall be delivered to the Arizona Corporation Commission for filing pursuant to Arizona Revised Statutes §§ 10-077 and 10-074 by SAVOY SOFTWARE, LTD., a Delaware corporation, JDA IN-STORE SYSTEMS, INC., a Delaware corporation (hereinafter sometimes referred to as “the Merging Corporations”), and JDA SERVICES, INC., an Arizona corporation (hereinafter sometimes referred to as “the Surviving Corporation”), pursuant to the attached Agreement and Plan of Merger.
ARTICLE I
          The Surviving Corporation is duly organized and validly existing under the laws of the State of Arizona, having been incorporated on January 9, 1991 and the Merging Corporations are duly organized and validly existing under the laws of the State of Delaware, both having been incorporated on June 13, 1990.
ARTICLE II
          The laws of the State of Arizona, under which the Surviving Corporation is organized, permits such a merger.
ARTICLE III
          The Surviving Corporation shall be governed by the laws of the State of Arizona.
ARTICLE IV
          The name of the Surviving Corporation shall be:
JDA Software, Inc.
ARTICLE V
          The attached Agreement and Plan of Merger, incorporated herein by reference, contains all the terms and conditions of the merger, which is to be effective December 31, 1991.

The boards of directors of the Merging Corporations and the Surviving Corporation unanimously approved the Agreement and Plan of Merger.
ARTICLE VI
          The attached Agreement and Plan of Merger was approved by the shareholders of the Surviving Corporation in the manner prescribed by the Arizona Business Corporation Act, and was approved by the shareholders and the undersigned Merging Corporations in the manner prescribed by the laws of the State of Delaware.
ARTICLE VII
          Certificates of Merger have been forwarded to the Secretary of State of Delaware for filing.
ARTICLE VIII
          As to the Merging Corporations and the Surviving Corporation, the number of shares outstanding and the designation and number of outstanding shares of each class entitled to vote as a class on such Agreement and Plan of Merger, are as follows:

		Entitled to Vote
		as a Class
	Number of	Designation	Number
	Shares	of	of Outstanding
Name of Corporation	Outstanding	Class	Shares of Class
JDA Services, Inc.	1,000	Common	1,000
an Arizona corporation
Savoy Software, Ltd.,	2,000	Common	2,000
a Delaware corporation
JDA In-Store Systems, Inc.,	2,000	Common	2,000
a Delaware corporation
ARTICLE IX
          As to the Merging Corporations and the Surviving Corporation, the total number of shares voted for and against such Agreement and Plan of Merger, respectively, and, as to each class entitled to vote thereon as a class, the number of shares of such class voted for and against such Agreement and Plan of Merger, respectively, are as follows:

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			Entitled To Vote as a Class
	Total	Total	Designation
Name of	Shares	Shares	of	Voted	Voted
Corporation	Voted For	Voted Against	Class	For	Against
JDA Services, Inc.,	1,000	-0-	Common	1,000	-0-
an Arizona corporation
Savoy Software, Ltd.,	2,000	-0-	Common	2,000	-0-
a Delaware corporation
DATED: December 13, 1991.

JDA SERVICES, INC., an Arizona corporation
By:	/s/ Frederick M. Pakis
Frederick M. Pakis, President

By:	/s/ James D. Armstrong
James D. Armstrong, Secretary

SAVOY SOFTWARE LTD., a Delaware corporation
By:	/s/ Frederick M. Pakis
Frederick M. Pakis, President

By:	/s/ James D. Armstrong
James D. Armstrong, Secretary

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			Entitled To Vote as a Class
	Total	Total	Designation
Name of	Shares	Shares	of	Voted	Voted
Corporation	Voted For	Voted Against	Class	For	Against
JDA Services, Inc.,	1,000	-0-	Common	1,000	-0-
an Arizona corporation
Savoy Software, Ltd.,	2,000	-0-	Common	2,000	-0-
a Delaware corporation
DATED: December 13, 1991.

JDA SERVICES, INC., an Arizona corporation
By:	/s/ Frederick M. Pakis
Frederick M. Pakis, President

By:	/s/ James D. Armstrong
James D. Armstrong, Secretary

SAVOY SOFTWARE LTD., a Delaware corporation
By:	/s/ Frederick M. Pakis
Frederick M. Pakis, President

By:	/s/ James D. Armstrong
James D. Armstrong, Secretary

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AGREEMENT AND PLAN
OF MERGER
          THIS AGREEMENT AND PLAN is executed this 13th day of December, 1991, to be effective as of December 31, 1991.
RECITALS
          A. SAVOY SOFTWARE, LTD. (“Savoy”) is a corporation duly organized and validly existing under the laws of the State of Delaware, having been incorporated on June 13, 1990.
          B. JDA IN-STORE SYSTEMS, INC. (“JDA In-Store”) is a corporation duly organized and validly existing under the laws of the State of Delaware, having been incorporated on June 13, 1990.
          C. JDA Services, Inc. (“JDA Services”) is a corporation duly organized and validly existing under the laws of the State of Arizona, having been incorporated on January 9, 1991.
          D. Savoy has authorized capital of 150,000 shares of common stock, par value $0.01 per share, of which 2,000 shares are issued and outstanding.
          E. JDA In-Store has authorized capital of 150,000 shares of common stock, par value $0.01 per share, of which 2,000 shares are issued and outstanding.
          F. JDA Services has authorized capital of 1,000,000 shares of common stock, no par value, of which 1,000 shares are issued and outstanding.
          G. The respective boards of directors of Savoy, JDA In-Store and JDA Services have unanimously determined that it is advisable and in the best interests of each of the corporations for Savoy and JDA In-Store to merge into JDA Services, on the terms and conditions hereinafter set forth, pursuant to the applicable laws of the State of Arizona and State of Delaware, and have adopted resolutions authorizing the execution of this Agreement and Plan of Merger, and its submission to their respective shareholders for approval.
AGREEMENT
          1. Savoy and JDA In-Store (hereinafter referred to as “the Merging Corporations”) shall merge into JDA Services (hereinafter referred to as “the Surviving Corporation”) on the terms and conditions hereinafter set forth. The separate existence of the Merging Corporations shall cease upon the merger, and the Merging Corporations and the Surviving Corporation shall become a single corporation.

          2. As provided in Section 8-259 of the General Corporation Law of Delaware upon the effective date of the merger:
               a. All of the property, real, personal, and mixed, including, without limitation, causes of action, patents or patent applications, and every other asset of any kind whatsoever of the Merging Corporations, shall vest, without further act or deed, in the Surviving Corporation.
               b. The surviving Corporation shall possess all rights, privileges, immunities, powers, and purposes of the Merging Corporations.
               c. The Surviving Corporation shall assume and be liable for all the liabilities, obligations, and duties of the Merging Corporations.
          3. The Articles of Incorporation of the Surviving Corporation shall be amended by changing the name of the corporation in both the heading and Article I from “JDA Services, Inc.” to:
JDA Software, Inc.
In all other respects, the Articles of Incorporation of the Surviving Corporation shall continue in full force and effect.
          4. The Bylaws of the Surviving Corporation shall not be amended in any respect as a result of the merger and shall remain in full force and effect.
          5. No change shall be made in the capital structure of the Surviving Corporation as a result of the merger.
          6. The stock of both the Merging Corporations and the Surviving Corporation are held fifty percent (50%) by Frederick M. Pakis and fifty percent (50%) by James D. Armstrong. Thus, there will be no necessity to issue additional shares to either shareholder of the Surviving Corporation; subsequent to the Merger, the issued and outstanding stock of the Surviving Corporation shall remain unchanged (500 shares of no par value common stock shall continue to be held by each of Frederick M. Pakis and James D. Armstrong).
          7. Upon the effective date of the merger, the board of directors and officers of the Surviving Corporation, who shall serve until the next annual meeting of the shareholders and until their successors have been elected and qualified, shall be:

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Directors	Officers
Frederick M. Pakis	Frederick M. Pakis,
President and Treasurer

James D. Armstrong	James D. Armstrong, Chief
Executive Officer and Secretary
          8. The Surviving Corporation agrees it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the Merging Corporations, as well as for enforcement of any obligation of the Surviving Corporation arising prior to, from or after the merger, including any suit or other proceeding to enforce the right of any shareholder as determined in dissent proceedings pursuant to the provisions of the General Corporation Law of the State of State of Delaware; and the Surviving Corporation irrevocably appoints the Secretary of of State of the State of Delaware, Corporations Division, as its agent to accept service of process in any such suit or other proceedings; the address to which a copy of such process shall be mailed being c/o Charles W. Whetstine, Ryley, Carlock & Applewhite, P.A., Suite 2600, 101 North First Avenue, Phoenix, Arizona 85003-1973.
          9. This Agreement and Plan of Merger has been authorized and adopted by the respective boards of directors of the Merging Corporations and the Surviving Corporation, has been approved by the undersigned Merging Corporations in the manner prescribed by the laws of the State of Delaware, and is to be submitted to the shareholders of the Merging Corporations and the Surviving Corporation for approval in the manner prescribed by the laws of the States of Arizona and Delaware.
          10. The merger shall become effective December 31, 1991. Prior to such date the Agreement and Plan of Merger shall be submitted for approval by the shareholders of the Merging Corporations and the Surviving Corporation and the filing of the appropriate documents with the Delaware Secretary of State and the Arizona Corporation Commission as provided by law.
          11. At any time prior to this Agreement and Plan of Merger being filed in the State of Delaware and State of Arizona, this Agreement and Plan of Merger can be terminated by the board of directors of either corporation.
          IN WITNESS WHEREOF, the Merging Corporations and the Surviving Corporation, pursuant to authority given by their respective boards of directors and shareholders (where applicable) as evidenced by directors’ and shareholders’ resolutions, have caused this Agreement and Plan of Merger to be executed in accordance with the laws of the State of Delaware and the State of Arizona.

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SAVOY SOFTWARE, LTD., a Delaware corporation
By:	/s/ Frederick M. Pakis
Frederick M. Pakis, President

By:	/s/ James D. Armstrong
James D. Armstrong, Secretary

JDA IN-STORE SYSTEMS, INC., a Delaware corporation
By:	/s/ Frederick M. Pakis
Frederick M. Pakis, President

By:	/s/ James D. Armstrong
James D. Armstrong, Secretary

JDA SERVICES, INC., an Arizona corporation
By:	/s/ Frederick M. Pakis
Frederick M. Pakis, President

By:	/s/ James D. Armstrong
James D. Armstrong, Secretary

4

          The undersigned, secretary of Savoy Software, Ltd., a Delaware corporation, certifies that this Agreement and Plan of Merger has been adopted pursuant to section 252 of the General Corporation Law of the State of Delaware, and that, as of the date set forth above, there were 2,000 shares of Savoy Software, Ltd., a Delaware corporation, issued and outstanding.

/s/ James D. Armstrong
James D. Armstrong, Secretary

          The undersigned, secretary of JDA In-Store Systems, Inc., a Delaware corporation, certifies that this Agreement and Plan of Merger has been adopted pursuant to section 252 of the General Corporation Law of the State of Delaware, and that, as of the date set forth above, there were 2,000 shares of JDA In-Store Systems, Inc., a Delaware corporation, issued and outstanding.

/s/ James D. Armstrong
James D. Armstrong, Secretary

STATE OF ARIZONA	)
) ss.
County of Maricopa	)
          The foregoing instrument was acknowledged before me this 13th day of December, 1991, by Frederick M. Pakis, as President, and James D. Armstrong, as Secretary, of Savoy Software, Ltd., a Delaware corporation, on behalf of the corporation.

Notary Public

My Commission Expires:

CERTIFICATE OF MERGER
OF
JDA SERVICES, INC.,
an Arizona corporation
AND
SAVOY SOFTWARE, LTD.,
a Delaware corporation
          THIS CERTIFICATE OF MERGER is executed on the 13th day of December, 1991, by JDA SERVICES, INC., an Arizona corporation (hereinafter sometimes referred to as “the Surviving Corporation”) and SAVOY SOFTWARE, LTD., a Delaware corporation (hereinafter sometimes referred to as “the Merging Corporation”).
ARTICLE I
          The Surviving Corporation is duly organized and validly existing under the laws of the State of Arizona, having been incorporated on January 9, 1991, and the Merging Corporation is duly organized and validly existing under the laws of the State of Delaware, having been incorporated on June 13, 1990.
ARTICLE II
          The Surviving Corporation and the Merging Corporation have entered into an Agreement and Plan of Merger, effective December 31, 1991.
ARTICLE III
          The Agreement and Plan of Merger has been approved, adopted, certified, executed, and acknowledged by the board of directors and shareholders of the Surviving Corporation and the Merging Corporation in accordance with section 252 of the General Corporation Law of the State of Delaware and the Arizona Business Corporation Act; and has been approved by the undersigned Merging Corporation in the manner prescribed by section 252 of the General Corporation Law of the State of Delaware.
ARTICLE IV
          The Articles of Incorporation of the Surviving Corporation shall be amended by changing the name of the corporation in both the heading and Article I from “JDA Services, Inc.” to “JDA Software, Inc.” In all other respects, the Articles of Incorporation of the Surviving Corporation shall continue in full force and effect.

ARTICLE V
          The executed Agreement and Plan of Merger shall be on file at the principal place of business of the Surviving Corporation, which is located at 5011 North Granite Reef Road, Scottsdale, Arizona 85253.
ARTICLE VI
          A copy of the Agreement and Plan of Merger shall be furnished by the Surviving Corporation, on request, and without cost, to any shareholder of either the Merging Corporation or the Surviving Corporation.
ARTICLE VII
          The Merging Corporation has authorized capital of 150,000 shares of $0.01 par value common stock, of which 2,000 shares are validly issued and outstanding. The Surviving Corporation has 1,000,000 shares of no par value common stock authorized, of which 1,000 shares are validly issued and outstanding.
ARTICLE VIII
          The Surviving Corporation agrees it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the Merging Corporations, as well as for enforcement of any obligation of the Surviving Corporation arising prior to, from or after the merger, including any suit or other proceeding to enforce the right of any shareholder as determined in dissent proceedings pursuant to the provisions of the General Corporation Law of the State of State of Delaware; and the Surviving Corporation irrevocably appoints the Secretary of of State of the State of Delaware, Corporations Division, as its agent to accept service of process in any such suit or other proceedings; the address to which a copy of such process shall be mailed being c/o Charles W. Whetstine, Ryley, Carlock & Applewhite, P.A., Suite 2600, 101 North First Avenue, Phoenix, Arizona 85003-1973.
ARTICLE IX
          The Merging Corporation and the Surviving Corporation have been duly authorized and directed to execute this Certificate of Merger and all other required or appropriate actions to complete the merger provided for in the Agreement and Plan of Merger.

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          IN WITNESS WHEREOF, this Certificate of Merger is executed as of the date first shown above.

SAVOY SOFTWARE, LTD., a Delaware corporation
By:	/s/ Frederick M. Pakis
Frederick M. Pakis, President

By:	/s/ James D. Armstrong
James D. Armstrong, Secretary

JDA SERVICES, INC., an Arizona corporation
By:	/s/ Frederick M. Pakis
Frederick M. Pakis, President

By:	/s/ James D. Armstrong
James D. Armstrong, Secretary

STATE OF ARIZONA	)
) ss.
County of Maricopa	)
          The foregoing instrument was acknowledged before me this 13th day of December, 1991, by Frederick M. Pakis, as President of Savoy Software, Ltd., a Delaware corporation, on behalf of the corporation.

Notary Public

My Commission Expires:

3

CERTIFICATE OF MERGER
OF
JDA SERVICES, INC.,
an Arizona corporation
AND
JDA IN-STORE SYSTEMS, INC.,
a Delaware corporation
          THIS CERTIFICATE OF MERGER is executed on the 13th day of December, 1991, by JDA SERVICES, INC., an Arizona corporation (hereinafter sometimes referred to as “the Surviving Corporation”), and JDA IN-STORE SYSTEMS, INC., a Delaware corporation (hereinafter sometimes referred to as the “Merging Corporation”).
ARTICLE I
          The Surviving Corporation is duly organized and validly existing under the laws of the State of Arizona, having been incorporated on January 9, 1991, and the Merging Corporation is duly organized and validly existing under the laws of the State of Delaware, having been incorporated on June 13, 1990.
ARTICLE II
          The Surviving Corporation and the Merging Corporation have entered into an Agreement and Plan of Merger, effective December 31, 1991.
ARTICLE III
          The Agreement and Plan of Merger has been approved, adopted, certified, executed, and acknowledged by the board of directors and shareholders of the Surviving Corporation and the Merging Corporation in accordance with section 252 of the General Corporation Law of the State of Delaware and the Arizona Business Corporation Act; and has been approved by the undersigned Merging Corporation in the manner prescribed by section 252 of the General Corporation Law of the State of Delaware.
ARTICLE IV
          The Articles of Incorporation of the Surviving Corporation shall be amended by changing the name of the corporation in both the heading and Article I from “JDA Services, Inc.” to “JDA Software, Inc.” In all other respects, the Articles of Incorporation of the Surviving Corporation shall continue in full force and effect.

ARTICLE V
          The executed Agreement and Plan of Merger shall be on file at the principal place of business of the Surviving Corporation, which is located at 5011 North Granite Reef Road, Scottsdale, Arizona 85253.
ARTICLE VI
          A copy of the Agreement and Plan of Merger shall be furnished by the Surviving Corporation, on request, and without cost, to any shareholder of either the Merging Corporation or the Surviving Corporation.
ARTICLE VII
          The Merging Corporation has authorized capital of 150,000 shares of $0.01 par value common stock, of which 2,000 shares are validly issued and outstanding. The Surviving Corporation has 1,000,000 shares of no par value common stock authorized, of which 1,000 shares are validly issued and outstanding.
ARTICLE VIII
          The Surviving Corporation agrees it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the Merging Corporations, as well as for enforcement of any obligation of the Surviving Corporation arising prior to, from or after the merger, including any suit or other proceeding to enforce the right of any shareholder as determined in dissent proceedings pursuant to the provisions of the General Corporation Law of the State of State of Delaware; and the Surviving Corporation irrevocably appoints the Secretary of of State of the State of Delaware, Corporations Division, as its agent to accept service of process in any such suit or other proceedings; the address to which a copy of such process shall be mailed being c/o Charles W. Whetstine, Ryley, Carlock & Applewhite, P.A., Suite 2600, 101 North First Avenue, Phoenix, Arizona 85003-1973.
ARTICLE IX
          The Merging Corporation and the Surviving Corporation have been duly authorized and directed to execute this Certificate of Merger and all other required or appropriate actions to complete the merger provided for in the Agreement and Plan of Merger.

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          IN WITNESS WHEREOF, this Certificate of Merger is executed as of the date first shown above.

JDA IN-STORE SYSTEMS, INC., a Delaware corporation
By:	/s/ Frederick M. Pakis
Frederick M. Pakis, President

By:	/s/ James D. Armstrong
James D. Armstrong, Secretary

JDA SERVICES, INC., an Arizona corporation
By:	/s/ Frederick M. Pakis
Frederick M. Pakis, President

By:	/s/ James D. Armstrong
James D. Armstrong, Secretary

STATE OF ARIZONA	)
) ss.
County of Maricopa	)
          The foregoing instrument was acknowledged before me this 13th day of December, 1991, by Frederick M. Pakis, as President of JDA In-Store Systems, Inc., a Delaware corporation, on behalf of the corporation.

Notary Public

My Commission Expires:

3

ARTICLES OF MERGER
OF
JDA SOFTWARE SERVICES, INC.
a Delaware corporation
INTO
JDA SOFTWARE, INC.
an Arizona corporation
     FIRST: The name of the surviving entity is JDA Software, Inc. (the “Surviving Corporation”) and the place of its organization is the jurisdiction of Arizona. The Surviving Corporation’s known place of business in the State of Arizona is a follows:
11811 North Tatum Blvd., Suite 2000
Phoenix, Arizona 85028
The name and address of the Surviving Corporation’s Statutory Agent in the State of Arizona is as follows:
Charles W. Whetstine, Esq.
8777 North Gainey Center Drive, Suite 162
Scottsdale, Arizona 85258-2106
     The name and place of organization of the entity being merged into the surviving entity is JDA Software Services, Inc., (the “Merging Corporation”), organized in the jurisdiction of Delaware, the laws of which permit this merger.
     SECOND: An Agreement and Plan of Merger was adopted by each entity that is a party to this merger.
     THIRD: The Agreement and Plan of Merger was adopted by the shareholders of the Surviving Corporation by unanimous consent of all shareholders which was required.
     FOURTH: The Agreement and Plan of Merger was adopted by the shareholders of the Merging Corporation by unanimous consent of all shareholders which was required.

     FIFTH: There are 1,500 shares of $1.00 par value Class A common stock, 1,500 shares of the $1.00 par value Class B common stock and 77 shares of the $1.00 par value Class C common stock of the Merging Corporation issued and outstanding, all of which shares were voted in favor of adoption of the Agreement and Plan of Merger.
     There are 1,026 shares of no par value common stock of the Surviving Corporation issued and outstanding, all of which shares were voted in favor of adoption of the Agreement and Plan of Merger.
     SIXTH: The Agreement and Plan of Merger is attached hereto as Exhibit “A”.
     SEVENTH: All parties to this merger have complied with laws of their respective jurisdiction of organization concerning this merger.
     EIGHTH: This merger shall be effective on September 30, 1997.

JDA SOFTWARE SERVICES, INC., a Delaware corporation		JDA SOFTWARE, INC., an Arizona corporation

By	/s/ Frederick M. Pakis	By	/s/ Frederick M. Pakis

	Frederick M. Pakis, President		Frederick M. Pakis, President

By	/s/ Lindsay L. Hoopes	By	/s/ Lindsay L. Hoopes

	Lindsay L. Hoopes, Secretary		Lindsay L. Hoopes, Secretary

AGREEMENT AND PLAN OF MERGER
     This Agreement and Plan of Merger, to be effective September 30, 1997, is entered into by and between JDA Software, Inc., an Arizona corporation (herein referred to as the “Surviving Corporation”), and JDA Software Services, Inc., a Delaware corporation (herein referred to as the “Merging Corporation”).
Recitals:
     A. The Surviving Corporation is a corporation duly organized and validly existing under the laws of the State of Arizona having been incorporated on January 9, 1991.
     B. The Merging Corporation is a corporation duly organized and validly existing under the laws of the State of Delaware, having been incorporated under such name on November 21, 1985.
     C. The Surviving Corporation has authorized capital of 1,000,000 shares of no par value common stock, 1,026 of which are validly issued and outstanding. All shares are held by JDA Software Group, Inc., a Delaware corporation.
     D. The Merging Corporation has authorized capital and issued shares as follows:

No. of Shares		No. of Shares
Authorized	Par Value	Issued

1,500 Class A Common Shares	$1.00	1,500
1,500 Class B Common Shares	$1.00	1,500
1,500 Class C Common Shares	$1.00	77
All shares are held by JDA Software Group, Inc., a Delaware corporation.
     E. The Board of Directors and Shareholders of the Surviving Corporation and the Merging Corporation have unanimously determined that it is advisable and in the best interest of both corporations for the Merging Corporation to merge into the Surviving Corporation on the terms and conditions hereinafter set forth, and pursuant to the applicable laws of the States of Arizona and Delaware (hereinafter called the “Merger”).
     F. It is intended that this Merger is a statutory merger and shall constitute a type “A” reorganization under Section 368 of the Internal Revenue Code without disturbing in any manner the continuity of the corporate enterprises or the continuity of the interest of the shareholders in the enterprise.
Agreement:
     1. The Merging Corporation shall merge into the Surviving Corporation on the terms and conditions hereinafter set forth. The separate existence of the Merging Corporation shall cease upon the Merger, and the Merging Corporation and the Surviving Corporation shall become a single corporation.
EXHIBIT “A”

2.   Upon the Merger:

a.   All of the property of the Merging Corporation, real, personal, tangible or intangible, including (without limitation) any causes of action, patents or patent applications, and all other assets of all kinds, shall vest without further act or deed, in the Surviving Corporation.

b.  The Surviving Corporation shall possess all rights, privileges, immunities, powers, and purposes of the Merging Corporation.

c.   The Surviving Corporation shall assume and be liable for all liabilities and obligations of the Merging Corporation.

3.   The Articles of Incorporation of the Surviving Corporation shall continue in full force and effect.

4.   The Bylaws of the Surviving Corporation shall be unchanged by the Merger, and shall remain in full force and effect on and after the date of the Merger.

5.   The officers and directors of the Surviving Corporation shall remain unchanged as a result of the Merger, until further determination by the Board of Directors and Shareholders of the Surviving Corporation.

6.   As stated above, the stock of both the Merging Corporation and the Surviving Corporation are held one hundred percent (100%) by JDA Software Group, Inc., a Delaware corporation. Thus, there will be no necessity to issue additional shares to the Shareholder of the Surviving Corporation; subsequent to the Merger, the issued and outstanding stock of the Surviving Corporation shall remain unchanged (1,026 shares of no par value common stock shall continue to be held by JDA Software Group, Inc.).

7.   The Statutory Agent of the Surviving Corporation, Charles W. Whetstine, Esq., shall remain unchanged as a result of the Merger, until further directed by the Board of Directors of the Surviving Corporation.

8.   This Agreement and Plan of Merger shall be authorized and adopted by the Board of Directors and Shareholders of the Surviving Corporation and the Board of Directors and Shareholders of the Merging Corporation.

9.   The effective date of this Merger shall be September 30, 1997.

10.  At any time prior to filing of Articles of Merger with the Arizona Corporation Commission, this Agreement and Plan of Merger can be modified or terminated by the mutual agreement of the Boards of Directors of the Surviving Corporation and Merging Corporation.

IN WITNESS WHEREOF, JDA Software Services, Inc., a Delaware corporation, the Merging Corporation, and JDA Software, Inc., an Arizona corporation, the Surviving Corporation,

pursuant to the authority given by their respective Boards of Directors and Shareholders, have caused this Agreement and Plan of Merger to be executed in accordance with the laws of the States of Arizona and Delaware.

JDA SOFTWARE, INC., an Arizona corporation

By	/s/ Frederick M. Pakis
Frederick M. Pakis, President

By	/s/ Lindsay L. Hoopes
Lindsay L. Hoopes, Secretary

JDA SOFTWARE SERVICES, INC., a Delaware corporation

By	/s/ Frederick M. Pakis
Frederick M. Pakis, President

By	/s/ Lindsay L. Hoopes
Lindsay L. Hoopes, Secretary